                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Files Nos. 333-80855, 33-56755, 33-55162, 33-40898,
333-80859 and 333-13915) of Roy F. Weston, Inc. of our reports dated February 1, 2001 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.





/s/ PRICEWATERHOUSECOOPERS, LLP
Philadelphia, Pennsylvania
March 28, 2001

                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Files Nos. 333-80855, 33-56755, 33-55162, 33-40898,
333-80859 and 333-13915) of Roy F. Weston, Inc. of our report dated February 16, 2001 relating to the financial statements of Weskem, LLC, which appears in this Form 10-K.



/s/ PRICEWATERHOUSECOOPERS, LLP
Knoxville, Tennessee
March 28, 2001